Exhibit 8.1

WORLDWIDE PLAZA

JOHN W. WHITE

EVAN R. CHESLER

STEPHEN L. GORDON

ROBERT H. BARON

DAVID MERCADO

CHRISTINE A. VARNEY

PETER T. BARBUR

MICHAEL S. GOLDMAN

RICHARD HALL

JULIE A. NORTH

ANDREW W. NEEDHAM

STEPHEN L. BURNS

KATHERINE B. FORREST

KEITH R. HUMMEL

DAVID J. KAPPOS

DANIEL SLIFKIN

ROBERT I. TOWNSEND, III

PHILIP J. BOECKMAN

WILLIAM V. FOGG

FAIZA J. SAEED

RICHARD J. STARK

THOMAS E. DUNN

MARK I. GREENE

DAVID R. MARRIOTT

MICHAEL A. PASKIN

ANDREW J. PITTS

MICHAEL T. REYNOLDS

ANTONY L. RYAN

GEORGE E. ZOBITZ

GEORGE A. STEPHANAKIS

DARIN P. MCATEE

GARY A. BORNSTEIN

TIMOTHY G. CAMERON

KARIN A. DEMASI

DAVID S. FINKELSTEIN

RACHEL G. SKAISTIS

PAUL H. ZUMBRO

ERIC W. HILFERS

GEORGE F. SCHOEN

ERIK R. TAVZEL

CRAIG F. ARCELLA

DAMIEN R. ZOUBEK

LAUREN ANGELILLI

TATIANA LAPUSHCHIK

ALYSSA K. CAPLES

JENNIFER S. CONWAY

MINH VAN NGO

KEVIN J. ORSINI

MATTHEW MORREALE

JOHN D. BURETTA

J. WESLEY EARNHARDT

YONATAN EVEN

BENJAMIN GRUENSTEIN

JOSEPH D. ZAVAGLIA

825 EIGHTH AVENUE

NEW YORK, NY 10019 - 7475

TELEPHONE: + 1 - 212 - 474 - 1000

FACSIMILE: + 1 - 212  - 474 - 3700

CITYPOINT

ONE ROPEMAKER STREET

LONDON EC2Y 9HR

TELEPHONE: + 44 - 20  - 7453 - 1000

FACSIMILE: + 44 - 20 - 7860 - 1150

STEPHEN M. KESSING

LAUREN A. MOSKOWITZ

DAVID J. PERKINS

JOHNNY G. SKUMPIJA

J. LEONARD TETI, II

D. SCOTT BENNETT

TING S. CHEN

CHRISTOPHER K. FARGO

KENNETH C. HALCOM

DAVID M. STUART

AARON M. GRUBER

O. KEITH HALLAM, III

OMID H. NASAB

DAMARIS HERNÁNDEZ

JONATHAN J. KATZ

RORY A. LERARIS

KARA L. MUNGOVAN

MARGARET T. SEGALL

NICHOLAS A. DORSEY

ANDREW C. ELKEN

JENNY HOCHENBERG

VANESSA A. LAVELY

G.J. LIGELIS JR.

MICHAEL E. MARIANI

LAUREN R. KENNEDY

SASHA ROSENTHAL-LARREA

ALLISON M. WEIN

MICHAEL P. ADDIS

JUSTIN C. CLARKE

SHARONMOYEE GOSWAMI

C. DANIEL HAAREN

EVAN MEHRAN NORRIS

LAUREN M. ROSENBERG

MICHAEL L. ARNOLD

HEATHER A. BENJAMIN

MATTHEW J. BOBBY

DANIEL J. CERQUEIRA

ALEXANDRA C. DENNING

HELAM GEBREMARIAM

MATTHEW G. JONES

MATTHEW M. KELLY

DAVID H. KORN

BRITTANY L. SUKIENNIK

ANDREW M. WARK

PARTNER EMERITUS

SAMUEL C. BUTLER

OF COUNSEL

MICHAEL L. SCHLER

CHRISTOPHER J. KELLY

February 5, 2021

Tax Opinion

Ladies and Gentlemen:

We have acted as your tax counsel in connection with the consent solicitation statement/prospectus included in the registration statement on Form S-4 (Registration No. 333-250941) filed with the Securities and Exchange Commission (the “Commission”) on November 25, 2020, as amended by Amendment No. 1 thereto filed with the Commission on February 5, 2021 (such registration statement, as amended, the “Registration Statement”).

We hereby confirm to you that, insofar as it relates to matters of United States federal income tax law, the discussion under the caption “Material U.S. Federal Income Tax Considerations” in the consent solicitation statement/prospectus included in the Registration Statement, subject to the qualifications, exceptions, assumptions and limitations contained herein and therein, is our opinion.

We hereby consent to the filing of this opinion with the Commission as Exhibit 8.1 to the Registration Statement. We also consent to the references to our firm under the caption “Material U.S. Federal Income Tax Considerations” in the Registration Statement. In giving this consent, we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission thereunder.

Very truly yours,

/s/    Cravath, Swaine & Moore LLP

Illumina, Inc.

5200 Illumina Way

San Diego, California 92122

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